UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 5, 2006
K-TRON INTERNATIONAL, INC.
(Exact Name of Registrant Specified in Charter)

New Jersey	0-9576	22-1759452

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Routes 55 & 553 P.O. Box 888 Pitman, New Jersey		08071-0888

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (856)589-0500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE:
     This Amendment No. 1 amends and restates in its entirety Item 9.01 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2006 in order to file the financial statements and pro forma financial information required by Item 9.01 of Form 8-K with respect to the Registrant’s acquisition of Premier Pneumatics, Inc., a Kansas corporation (“Premier”).
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
     The audited consolidated financial statements of Premier and its subsidiary for the years ended December 31, 2005 and December 31, 2004 are attached hereto as Exhibit 99.1. The unaudited interim consolidated balance sheet of Premier and its subsidiary as of September 30, 2006 and the unaudited interim consolidated statements of income and cash flows of Premier and its subsidiary for the nine month periods ended September 30, 2006 and September 30, 2005 are attached hereto as Exhibit 99.2.
(b)	Pro Forma Financial Information
     The unaudited pro forma condensed consolidated statements of income of K-Tron International, Inc. and Premier for the fiscal year ended December 31, 2005 and the nine month period ended September 30, 2006 and the unaudited pro forma condensed consolidated balance sheet of K-Tron International, Inc. and Premier as of September 30, 2006 are attached hereto as Exhibit 99.3.
(d)	Exhibits

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	The audited consolidated financial statements of Premier Pneumatics, Inc. and its subsidiary for the years ended December 31, 2005 and December 31, 2004.

99.2	The unaudited interim consolidated balance sheet of Premier Pneumatics, Inc. and its subsidiary as of September 30, 2006 and the unaudited interim consolidated statements of income and cash flows of Premier Pneumatics, Inc. and its subsidiary for the nine month periods ended September 30, 2006 and September 30, 2005.

99.3	The unaudited pro forma condensed consolidated statements of income of K-Tron International, Inc. and Premier Pneumatics, Inc. for the fiscal year ended December 31, 2005 and the nine month period ended September 30, 2006 and the unaudited pro forma condensed consolidated balance sheet of K-Tron International, Inc. and Premier Pneumatics, Inc. as of September 30, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

K-TRON INTERNATIONAL, INC.
By:	/s/ Edward B. Cloues, II
Edward B. Cloues, II
Chairman of the Board and Chief Executive Officer

Dated: December 15, 2006

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	The audited consolidated financial statements of Premier Pneumatics, Inc. and its subsidiary for the years ended December 31, 2005 and December 31, 2004.

99.2	The unaudited interim consolidated balance sheet of Premier Pneumatics, Inc. and its subsidiary as of September 30, 2006 and the unaudited interim consolidated statements of income and cash flows of Premier Pneumatics, Inc. and its subsidiary for the nine month periods ended September 30, 2006 and September 30, 2005.

99.3	The unaudited pro forma condensed consolidated statements of income of K-Tron International, Inc. and Premier Pneumatics, Inc. for the fiscal year ended December 31, 2005 and the nine month period ended September 30, 2006 and the unaudited pro forma condensed consolidated balance sheet of K-Tron International, Inc. and Premier Pneumatics, Inc. as of September 30, 2006.